Organization	12 Months Ended
Dec. 31, 2011
Organization [Abstract]
Organization

Note 1 - Organization

DCT Industrial Trust Inc. is a leading industrial real estate company that owns, operates and develops high-quality bulk distribution and light industrial properties in high-volume distribution markets in the U.S. and Mexico. As used herein, "DCT Industrial Trust," "DCT," "the Company," "we," "our" and "us" refer to DCT Industrial Trust Inc. and its consolidated subsidiaries and partnerships except where the context otherwise requires. We were formed as a Maryland corporation in April 2002 and have elected to be treated as a real estate investment trust ("REIT") for United States ("U.S.") federal income tax purposes. We are structured as an umbrella partnership REIT under which substantially all of our current and future business is, and will be, conducted through a majority owned and controlled subsidiary, DCT Industrial Operating Partnership LP (the "operating partnership"), a Delaware limited partnership, for which DCT Industrial Trust Inc. is the sole general partner. We own our properties through our operating partnership and its subsidiaries. As of December 31, 2011, we owned approximately 90.4% of the outstanding equity interests in our operating partnership.

As of December 31, 2011, the Company owned interests in, managed or had under development approximately 75.5 million square feet of properties leased to approximately 900 customers, including:

•	58.1 million square feet comprising 408 consolidated properties owned in our operating portfolio which were 90.6% occupied;

•	17.2 million square feet comprising 52 unconsolidated properties which were 86.3% occupied and one managed-only property operated on behalf of five institutional capital management partners; and

•	0.2 million square feet comprising one consolidated property under redevelopment.